UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number 811-07388
Value Line Small Cap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)
7 Times Square, 21st New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 212-907-1900
Date of fiscal year end: March 31
Date of reporting period: September 30, 2015

Item I.   Reports to Stockholders.
A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/15 is included with this Form.

Semi-Annual Report
September 30, 2015

Value Line Small Cap Opportunities Fund, Inc.
(VLEOX)
Value Line Asset Allocation Fund, Inc.
(VLAAX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00133180

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2015.
The six months ended September 30, 2015 were challenging ones for small-cap equity and hybrid funds, as both the broad equity and fixed income markets generated negative returns. Still, maintaining perspective, the semi-annual period was highlighted by both of the Funds being recognized for their long-term performance and attractive risk profiles.
•
Value Line Small Cap Opportunities Fund, Inc. outpaced most of its peers and ranked within the top quartile of its category (small-cap growth funds category) for the one-, three-, five- and ten-year periods ended September 30, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 Lipper also awarded its top Lipper Leader2 rating of 5 to the Fund for Preservation and Total Return versus its peers overall as of September 30, 2015.i Additionally, the Fund earned an overall four-star rating from Morningstar3 in the small-cap growth category among 653 funds as of September 30, 2015 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low and an overall Return rating of Above Average.ii Further, during the semi-annual period, Value Line Small Cap Opportunities Fund, Inc. was named to the Fund Picks from FidelitySM list.

•
Value Line Asset Allocation Fund, Inc. outpaced most of its peers and ranked within the top 15% of its category (mixed asset target allocation growth category) for the one-, three-, five- and ten-year periods ended September 30, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 Lipper also awarded its top Lipper Leader2 rating of 5 to the Fund for Total Return, Consistent Return and Tax Efficiency versus its peers overall as of September 30, 2015.iii Additionally, the Fund earned an overall five-star rating from Morningstar3 in the moderate allocation category among 838 funds as of September 30, 2015 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.iv

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended September 30, 2015, especially given the newsworthy events of the semi-annual period.
Economic Review
U.S. real Gross Domestic Product (GDP) increased at an annualized rate of 3.9% in the second quarter of 2015, according to latest data available, a significant increase from the 0.6% real GDP growth rate in the first quarter of 2015. While the final GDP numbers for the third quarter of 2015 have not yet been reported as of this writing, most expect only modest positive growth. Elsewhere, economic growth was more lackluster. China’s economic weakness had far-ranging repercussions amidst considerable concern about the magnitude of the slowdown in the world’s second biggest economy and its spillover effect on other nations’ economies. China’s slowing economy also pressured commodities prices down worldwide. In the Eurozone, economic growth continued to disappoint despite monetary easing efforts by the European Central Bank.
Good news for the U.S. economy included the continued decline in the unemployment rate, dropping from 5.5% at the end of the first quarter of 2015 to 5.1% in September 2015. Consumers spent more freely, helped by falling prices at the gas pump and better employment prospects. However, this same decline in energy prices helped push inflation below the Federal Reserve’s (the Fed) target of 2%. The strong U.S. dollar also put pressure on the earnings of U.S. companies with significant global operations, contributing to lower inflationary expectations. Indeed, the headline Consumer Price Index (CPI) was flat on a year-over-year basis before seasonal adjustment for the 12 months ended September 2015. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Fed was up 1.9% in September 2015 from one year prior. Notably, while the food segment of the CPI increased 1.6% during the 12 months ended September 2015, the energy segment of the CPI, despite rising in the months of May, June and July 2015, declined 18.4% over the same 12-month span.
Despite modest strength in job creation and consumer spending, the Fed put off a widely expected interest rate increase in September 2015. The primary drivers behind the Fed’s decision to delay its first interest rate hike since 2006 were reductions in its outlooks for global economic growth and for inflation. Fed Chair Janet Yellen made it clear that while future Fed moves would continue to be data dependent, the Fed’s focus now also includes its concerns about international economic growth prospects.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index5, struggled, posting a return of  -6.18% during the six months ended September 30, 2015 amidst heightened volatility. The third quarter of 2015 was the first to post a negative return following ten consecutive calendar quarters of positive returns for the broad U.S. equity market.

President’s Letter (unaudited) (continued)

While U.S. economic news was generally improving during the second quarter of 2015, supporting gains in U.S. equities, global equity market volatility heated up during the summer of 2015, impacting U.S. equity market performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of the renminbi weighed on stock markets globally. Throughout the semi-annual period, U.S. equity markets also focused on the timing of the first interest rate increase by the Fed since 2006. While early expectations had been for a June 2015 rate hike, the significant market volatility and uncertainty in the global markets pushed expectations toward September or December 2015. Once the Fed by-passed any rate hike in September, expectations by many were pushed to early 2016.
Given this backdrop, sector performance within the S&P 500® Index was widely divergent during the semi-annual period. While all ten sectors lost ground, energy and materials were weakest, generating double-digit negative returns based primarily on crude oil and other commodity price declines. Consumer discretionary, utilities and consumer staples held up best. Consumer discretionary performed comparatively well in anticipation of increasing consumption amidst the combination of lower energy prices, better employment prospects and an improving housing market. Utilities and consumer staples declined only modestly, viewed by many as more defensive market segments and less sensitive to economic trends.
Notably, there was also significant divergence in performance among the various capitalization segments of the U.S. equity market. Again, while all market capitalization segments posted negative returns, for the semi-annual period overall, large-cap companies performed best. Mid-cap stocks followed at some distance, and small-cap stocks were weakest. Small-cap stocks are often considered more vulnerable to macro concerns than their larger-cap counterparts. Growth-oriented stocks were favored across the capitalization spectrum, though more significantly so within the large-cap segment of the market than in the mid-cap and small-cap segments.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index6, posted a return of  -0.47% during the semi-annual period, but outperformed the broad U.S. equity market.
Among the fixed income sectors in the Barclays U.S. Aggregate Bond Index, corporate bonds were the worst performers, particularly those rated less than investment grade. Heightened volatility and the strong U.S. dollar were key factors in the corporate bond sector’s lagging performance, as they put pressure on the earnings of U.S. companies. Further pressuring corporate bond returns was lackluster global economic growth. China’s economic slowdown had particularly far-ranging repercussions, including lower commodity prices worldwide. This weakness in commodity prices, including depressed energy prices, kept inflationary pressures at particularly low levels. Not surprisingly, corporate bonds issued by metals and mining, energy and chemicals companies, were especially poor performers during the semi-annual period. Agency securities and sovereign emerging market debt also posted negative returns during the semi-annual period.
U.S. Treasuries overall posted positive, albeit modest, returns. However, within the sector, the intermediate- and long-term segments of the U.S. Treasury yield curve broadly saw yields increase based on a growing view that the Fed would move interest rates higher. The short-term end of the U.S. Treasury yield curve rallied modestly, with yields edging lower, as expectations of precisely when the Fed would seek to hike rates moved progressively further away — from June to September 2015 and then beyond. All told, the U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period. The yield on the bellwether 10-year U.S. Treasury rose approximately 12 basis points to 2.04%. (A basis point is 1/100th of a percentage point.) Asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities modestly outpaced U.S. Treasuries during the semi-annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,

Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

Lipper, Inc., a subsidiary of Thomson Reuters, provides mutual and hedge fund data, analytical tools, and commentary. Lipper covers over 213,000 share classes and more than 117,000 funds located in over 60 countries.

Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that truly stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Small Cap Opportunities Fund, Inc.: Preservation 5 rating for 3-year (11,455 funds); 5-year (9,602 funds); and Overall (11,455 funds) periods ended September 30, 2015; 4 rating for 10-year (5,856 funds) period ended September 30, 2015. Total Return 5 rating for 3-year (485 funds); 5-year (428 funds); and Overall (485 funds) periods ended September 30, 2015; 4 rating for 10-year (305 funds) period ended September 30, 2015.

iii
For Value Line Asset Allocation Fund, Inc.: Total Return 5 rating for 3-year (478 funds); 5-year (431 funds); 10-year (316 funds) and Overall (478 funds) periods ended September 30, 2015. Consistent Return 5 rating for 3- year (476 funds); 5-year (425 funds); 10-year (310 funds); and Overall (476 funds) periods ended September 30, 2015. Tax Efficiency 5 rating for 3-year (478 funds); 5-year (431 funds); 10-year (316 funds) and Overall (478 funds) periods ended September 30, 2015.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

ii
For Value Line Small Cap Opportunities Fund, Inc.: Four-star rating for 3-year (653 funds), 10-year (408 funds) and Overall (653 funds) periods ended September 30, 2015; five-star rating for 5-year (579 funds) period ended September 30, 2015. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended September 30, 2015. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended September 30, 2015.

iv
For Value Line Asset Allocation Fund, Inc.: Five-star rating for 3-year (838 funds); 5-year (722 funds) and Overall (838 funds) periods ended September 30, 2015; four-star rating for 10-year (481 funds) period ended September 30, 2015. All in the moderate allocation category. Morningstar Return: High for the 3-year and 5-year periods ended September 30, 2015; Above Average for the 10-year and overall periods ended September 30, 2015.

5
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

6
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective the Adviser normally invests at least 80% of the market value of the Fund’s total assets in U.S. common stocks of small capitalization (including micro capitalization) companies, as measured at the time of purchase. A portion of the Fund’s assets may be invested in mid-capitalization companies. The Adviser uses Lipper Inc.’s definition, which considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -6.87% during the six months ended September 30, 2015. This compares favorably to the -11.55% return of the Fund’s benchmark, the Russell 2000® Index1, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While absolute returns were disappointing, the Fund’s outperformance of the Russell 2000® Index during the six-month reporting period can be attributed primarily to effective stock selection overall. Indeed, the Fund registered positive returns in three sectors — information technology, consumer staples and financials, while the Russell 2000® Index posted gains in only two — utilities and consumer staples. Good stock selection during this semi-annual period of falling stock prices demonstrated, in our view, the importance of our emphasis on high quality and long-term consistency.
Which equity market sectors most significantly affected Fund performance?
Stock selection proved particularly effective in the information technology, materials, energy and consumer discretionary sectors. Having a significantly underweighted allocation to the energy sector, which was the weakest in the Russell 2000® Index during the semi-annual period, contributed positively to the Fund’s relative results as well.
Only partially offsetting these positive contributors was the detracting impact of having an overweighted allocation to industrials, which lagged the Russell 2000® Index during the semi-annual period; having an underweighted allocation to financials, which outpaced the Russell 2000® Index during the semi-annual period; and weak stock selection in health care.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Tyler Technologies, an application software provider for local governments; Arch Capital Group, an insurance and financial services company; and Casey’s General Stores, a convenience store operator. Each of these companies saw double-digit share price gains during the semi-annual period, each benefiting from strong quarterly earnings reports.
Another position that added notable value for the Fund during the semi-annual period was Cytec Industries, a specialty chemicals company, whose shares rose significantly on its announcement that it had agreed to be acquired by rival Solvay for $5.5 billion.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were aerospace and defense industry supplier Esterline Technologies, pollution control equipment manufacturer Clarcor and financial services firm Stifel Financial. Shares of Esterline Technologies and Clarcor were each hurt by disappointing operating results. Stifel Financial’s shares declined, reflecting the potential impact of weaker financial markets.
Another holding that detracted from the Fund’s relative results was specialty pharmaceuticals company Akorn, whose shares fell significantly based primarily on accounting credibility concerns.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

Did the Fund make any significant purchases or sales during the six-month period?
During the semi-annual period, we initiated Fund positions in casual dining restaurant chain The Cheesecake Factory and health care services and commercial and residential services provider Chemed. In our view, each has achieved consistent long-term records of success, and each reported stronger than expected quarterly earnings results during the semi-annual period. We also added to the Fund’s positions in automotive retailer Asbury Automotive Group, convenience store operator Casey’s General Stores and branded and private label apparel manufacturer Oxford Industries because of their then-recently reported strong operating results.
Exiting the Fund’s portfolio during the semi-annual period was a position in software products and services provider Advent Software, due to its acquisition by SS&C Technologies Holdings, an application software provider for the financial services industry. Also, given the Fund’s small-cap mandate, we eliminated some holdings whose market capitalizations had grown beyond the Fund’s investable universe. These included diversified consumer products company Church & Dwight and medical waste management services provider Stericycle. We reduced the Fund’s position in lighting and control systems producer Acuity Brands for the same reason. Further, we sold the Fund’s positions in information services provider Dun & Bradstreet, environmental remediation and industrial waste management services provider Clean Harbors and specialty apparel retailer The Buckle because each no longer was delivering the long-term consistency in earnings and stock price growth we seek.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended September 30, 2015, the Fund’s allocation to the information technology sector increased from an underweight to a neutral position relative to the Russell 2000® Index.
How was the Fund positioned relative to its benchmark index at the end of September 2015?
As of September 30, 2015, the Fund was overweighted relative to the Russell 2000® Index in the industrials, consumer staples, materials and utilities sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care, consumer discretionary, energy and telecommunication services sectors on the same date.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Tyler Technologies, Inc.	62,658	$9,355,466	2.9%
Middleby Corp. (The)	87,400	9,193,606	2.8%
Lennox International, Inc.	80,800	9,157,064	2.8%
Toro Co. (The)	100,100	7,061,054	2.2%
Casey’s General Stores, Inc.	66,800	6,875,056	2.1%
Waste Connections, Inc.	139,500	6,776,910	2.1%
AptarGroup, Inc.	95,200	6,279,392	1.9%
Flowers Foods, Inc.	250,550	6,198,607	1.9%
Acuity Brands, Inc.	35,100	6,162,858	1.9%
RLI Corp.	114,600	6,134,538	1.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (98.5%)
	CONSUMER DISCRETIONARY (12.0%)
33,600	Asbury Automotive Group, Inc.*	$2,726,640
19,800	Big Lots, Inc.(1)	948,816
81,000	Brinker International, Inc.	4,266,270
31,000	Buffalo Wild Wings, Inc.*	5,996,330
28,000	Cheesecake Factory, Inc. (The)	1,510,880
37,400	Domino’s Pizza, Inc.	4,035,834
34,000	DSW, Inc. Class A	860,540
45,800	G-III Apparel Group, Ltd.*	2,824,028
7,000	John Wiley & Sons, Inc. Class A	350,210
50,500	Monro Muffler Brake, Inc.(1)	3,411,275
20,400	Oxford Industries, Inc.	1,507,152
73,300	Pool Corp.	5,299,590
7,000	Restoration Hardware Holdings, Inc.*(1)	653,170
19,400	Vista Outdoor, Inc.*	861,942
163,500	Wolverine World Wide, Inc.	3,538,140
		38,790,817
	CONSUMER STAPLES (5.5%)
22,000	Boston Beer Co., Inc. (The) Class A*(1)	4,633,420
66,800	Casey’s General Stores, Inc.	6,875,056
250,550	Flowers Foods, Inc.	6,198,607
		17,707,083
	ENERGY (0.6%)
42,200	Atwood Oceanics, Inc.(1)	624,982
8,000	Dril-Quip, Inc.*	465,760
66,200	Hornbeck Offshore Services, Inc.*(1)	895,686
		1,986,428
	FINANCIALS (10.7%)
34,200	Allied World Assurance Co. Holdings AG	1,305,414
60,900	Arch Capital Group Ltd.*	4,474,323
7,286	Commerce Bancshares, Inc.	331,950
1,100	Credit Acceptance Corp.*(1)	216,557
45,200	Equity Lifestyle Properties, Inc. REIT	2,647,364
33,700	Equity One, Inc. REIT	820,258
2,800	First Cash Financial Services, Inc.*	112,168
70,748	First Financial Bankshares, Inc.(1)	2,248,372
17,900	LendingTree, Inc.*	1,665,237
67,600	PRA Group, Inc.*(1)	3,577,392
53,900	ProAssurance Corp.	2,644,873
44,000	Prosperity Bancshares, Inc.	2,160,840
9,700	RenaissanceRe Holdings Ltd.	1,031,304
114,600	RLI Corp.	6,134,538
125,100	Stifel Financial Corp.*	5,266,710
5,200	Universal Insurance Holdings, Inc.	153,608
		34,790,908
	HEALTH CARE (5.8%)
37,600	Air Methods Corp.*(1)	1,281,784
79,000	Akorn, Inc.*	2,251,895
2,800	Bio-Rad Laboratories, Inc. Class A*	376,068
12,400	Chemed Corp.	1,655,028
20,000	IDEXX Laboratories, Inc.*	1,485,000
Shares		Value
	HEALTH CARE (5.8%) (continued)
51,200	Mednax, Inc.*	$3,931,648
41,250	OPKO Health, Inc.*(1)	346,912
44,950	PAREXEL International Corp.*	2,783,304
22,000	STERIS Corp.	1,429,340
58,200	VCA Antech, Inc.*	3,064,230
		18,605,209
	INDUSTRIALS (36.5%)
35,100	Acuity Brands, Inc.	6,162,858
44,200	Advisory Board Co. (The)*	2,012,868
18,400	Applied Industrial Technologies, Inc.	701,960
26,900	Astronics Corp.*	1,087,567
70,200	AZZ, Inc.	3,418,038
38,200	Carlisle Companies, Inc.	3,337,916
121,300	CLARCOR, Inc.	5,783,584
33,000	Copart, Inc.*	1,085,700
85,700	EnerSys	4,591,806
65,400	EnPro Industries, Inc.	2,561,718
63,200	Esterline Technologies Corp.*	4,543,448
33,100	Franklin Electric Co., Inc.	901,313
34,700	Genesee & Wyoming, Inc. Class A*	2,050,076
111,300	Healthcare Services Group, Inc.	3,750,810
118,145	HEICO Corp.	5,774,927
87,000	ITT Corp.	2,908,410
44,000	Kirby Corp.*	2,725,800
33,800	Landstar System, Inc.	2,145,286
80,800	Lennox International, Inc.	9,157,064
81,800	Lincoln Electric Holdings, Inc.	4,288,774
87,400	Middleby Corp. (The)*	9,193,606
32,400	Nordson Corp.	2,039,256
48,000	Oshkosh Corp.(1)	1,743,840
44,700	RBC Bearings, Inc.*	2,669,931
185,900	Rollins, Inc.	4,995,133
42,600	Rush Enterprises, Inc. Class A*	1,030,920
59,400	Teledyne Technologies, Inc.*	5,363,820
100,100	Toro Co. (The)	7,061,054
21,600	Valmont Industries, Inc.	2,049,624
26,100	Wabtec Corp.	2,298,105
139,500	Waste Connections, Inc.	6,776,910
102,000	Woodward Inc.	4,151,400
		118,363,522
	INFORMATION TECHNOLOGY (14.8%)
29,800	Anixter International, Inc.*	1,721,844
31,226	ANSYS, Inc.*	2,752,260
26,900	Global Payments, Inc.	3,086,237
45,211	Heartland Payment Systems, Inc.	2,848,745
70,300	j2 Global, Inc.	4,980,755
29,200	Manhattan Associates, Inc.*	1,819,160
10,000	MAXIMUS, Inc.	595,600
15,500	NetScout Systems, Inc.*	548,235
7,000	Qualys, Inc.*	199,220
14,400	Stamps.com, Inc.*	1,065,744
43,800	Synaptics, Inc.*	3,611,748

See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)
September 30, 2015

Shares		Value
COMMON STOCKS (98.5%) (continued)
	INFORMATION TECHNOLOGY (14.8%) (continued)
53,200	SYNNEX Corp.	$4,525,192
21,200	Syntel, Inc.*	960,572
62,658	Tyler Technologies, Inc.*	9,355,466
31,400	Ultimate Software Group, Inc. (The)*	5,620,914
50,000	WEX, Inc.*	4,342,000
		48,033,692
	MATERIALS (7.6%)
95,200	AptarGroup, Inc.	6,279,392
2,700	Compass Minerals International, Inc.	211,599
75,600	Cytec Industries, Inc.	5,583,060
62,800	KapStone Paper and Packaging Corp.	1,036,828
8,700	NewMarket Corp.	3,105,900
38,800	Scotts Miracle-Gro Co. (The) Class A	2,359,816
108,000	Silgan Holdings, Inc.	5,620,320
10,600	US Concrete, Inc.*	506,574
		24,703,489
	UTILITIES (5.0%)
26,600	Cleco Corp.	1,416,184
37,800	El Paso Electric Co.	1,391,796
55,200	New Jersey Resources Corp.	1,657,656
23,800	Northwest Natural Gas Co.	1,090,992
15,600	NorthWestern Corp.	839,748
58,400	Piedmont Natural Gas Co., Inc.(1)	2,340,088
20,600	Questar Corp.	399,846
182,800	South Jersey Industries, Inc.	4,615,700
41,600	Southwest Gas Corp.	2,426,112
		16,178,122
	TOTAL COMMON STOCKS (Cost $207,561,244) (98.5%)	319,159,270
Shares		Value
SHORT-TERM INVESTMENTS (7.1%)
	MONEY MARKET FUNDS (7.1%)
5,413,079	State Street Institutional Liquid Reserves Fund	$5,413,079
17,720,335	State Street Navigator Securities Lending Prime Portfolio(2)	17,720,335
	TOTAL SHORT-TERM INVESTMENTS (Cost $23,133,414) (7.1%)	23,133,414
	TOTAL INVESTMENT SECURITIES (105.6%) (Cost $230,694,658)	$342,292,684
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.6%)		(18,096,330)
NET ASSETS (100%)		$324,196,354
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($324,196,354 ÷ 7,032,683 shares outstanding)		$46.10
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2015, the market value of the securities on loan was $17,345,070.

(2)
Securities with an aggregate market value of  $17,345,070 were out on loan in exchange for $17,720,335 of cash collateral as of September 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1i in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2015
(See Note 1B):
Investments In Securities	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$319,159,270	$—	$—	$319,159,270
Short-Term Investments	23,133,414	—	—	23,133,414
Total Investments in Securities	$342,292,684	$—	$—	$342,292,684
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -4.12% during the six months ended September 30, 2015. The Fund modestly lagged the -3.90% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index1 and 40% of the Barclays U.S. Aggregate Bond Index2 (the “Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund modestly lagged its blended benchmark due primarily to asset allocation. An allocation to cash — averaging 6% to 7% of assets — helped during this period when both stocks and bonds registered negative returns. However, this positive contribution was more than offset by the detracting effect of having an overweighted allocation to equities — averaging 70% of assets — and an underweighting of fixed income compared to its blended benchmark. With U.S. equities, as measured by the S&P 500® Index, posting a return of  -6.18% during the semi-annual period, and bonds, as measured by the Barclays Index, generating a return of  -0.47%, this asset allocation clearly hurt.
On the positive side, while absolute returns were disappointing amidst the difficult markets, the Fund’s equity portfolio actually outpaced the S&P 500® Index during the semi-annual period, demonstrating the importance of our stock selection emphasis on high quality and long-term consistency. Also, the Fund’s fixed income portfolio outperformed the Barclays Index.
Which equity market sectors most significantly affected Fund performance?
Overall, the equity portion of the Fund outpaced its benchmark, the S&P 500® Index. The Fund was helped most by its underweighting of the very weak energy sector. The Fund also benefited from effective stock selection in both the consumer staples and information technology sectors.
Partially offsetting these positive contributors was the detracting effect of the Fund’s overweighted allocations to two laggard sectors, industrials and materials. Weak stock selection in the utilities sector also hurt, with a position in energy transportation provider Enbridge a particularly disappointing performer during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were personal computer and peripherals giant Apple and major integrated oil company Chevron. As both companies’ stocks experienced double-digit declines during the semi-annual period, the Fund’s underweighting of Apple and its avoidance of Chevron, added value. Other strong contributors to the Fund’s relative returns were Tyler Technologies, an application software provider for local governments; O’Reilly Automotive, an automotive after-market parts retailer; and Reynolds American, a tobacco company. Each of these companies enjoyed robust double-digit share price gains on reports of strong operating results.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Among the stocks that detracted most from the Fund’s relative results were pollution control equipment manufacturer Clarcor, electronic subsystems and instrumentation provider Teledyne Technologies, chemicals company FMC and asset management company Affiliated Managers Group. Each saw its share price decline significantly on weaker than expected operating results.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we initiated positions in aerospace and defense company Northrop Grumman, reinsurance company RenaissanceRe Holdings, athletic apparel and accessories designer Nike, containers and packaging company Ball Corp. and restaurant chain Domino’s Pizza. In our view, each has achieved consistent records of success during the past ten years or

VALUE LINE ASSET ALLOCATION FUND, INC.

more, and each reported strong operating results during the semi-annual period. We also added to the Fund’s positions in Tyler Technologies, already mentioned; MasterCard, a global payment solutions company; and Accenture, an information technology services provider — each based on its consistently good earnings and stock price performance.
We eliminated more than a dozen names from the Fund’s equity portfolio that have no longer been delivering the long-term consistency in earnings and stock price growth we seek. Among these positions were those in flow control equipment manufacturer Parker-Hannifin, aerospace and defense company United Technologies and restaurant operator Brinker International.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
There were no significant sector weighting shifts in the equity portion of the Fund during the six-month period ended September 30, 2015.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2015?
As of September 30, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials, consumer staples and materials sectors and was underweighted relative to the S&P 500® Index in the financials, information technology, energy and consumer discretionary sectors.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration approximately one-half of a year shorter than that of the Barclays Index. This duration positioning had a virtually neutral impact on the Fund’s relative results during the semi-annual period.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund modestly outperformed its benchmark, the Barclays Index. Despite the corporate bond sector overall significantly lagging the Barclays Index, individual issue selection within the corporate bond sector contributed most positively to the Fund’s relative results. Our bias within the Fund toward higher quality corporate credits and having only limited exposure to energy and commodities-related corporate bonds particularly helped. The Fund also had only a modest exposure to sovereign credits, particularly to those of Brazil, which were especially poor performers. Also boosting the Fund’s relative performance was its yield curve positioning overall and especially within the corporate bond sector. Within the Barclays Index broadly and within the corporate sector, longer-term maturities significantly underperformed intermediate-term and shorter-term maturities. The Fund prudently had a modest underweight to the long-term end of the yield curve and an overweight to the intermediate segment of the yield curve, where yields rose but far less dramatically.
Detracting most from the Fund’s results was its significant overweight to corporate bonds, including a modest exposure to high yield corporate bonds. Also detracting from the Fund’s results was yield curve positioning within the U.S. Treasury sector. During the semi-annual period, the U.S. Treasury yield curve steepened, as shorter-term yields declined modestly and longer-term yields rose more than intermediate-term yields. While it helped performance to be underweight the long-term end of the yield curve, intermediate-term U.S. Treasuries, where the Fund was also underweight the Barclays Index, were substantially stronger, posting modestly positive absolute returns, and thus such positioning dampened relative results.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
Overall, we sought to reduce risk in the fixed income portion of the Fund during the semi-annual period. Within the corporate bond sector, we reduced exposure to energy and commodity-related issues. For example, a particularly timely sale for the Fund was that of the bonds of Brazilian oil company Petrobras before it lost its investment grade rating. We also reduced exposure to sovereign bonds and to long-term U.S. Treasury securities. As each of these sectors lost ground during the semi-annual period, these shifts proved prudent. Conversely, we increased the Fund’s already overweighted allocation to the asset-backed securities sector. Asset-backed securities outperformed the Barclays Index during the semi-annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2015?
As of September 30, 2015, the fixed income portion of the Fund was overweight relative to the Barclays Index in investment grade corporate bonds, asset-backed securities and commercial mortgage-backed securities. The Fund also had exposure to high yield corporate bonds, which are not a component of the Barclays Index. The Fund was underweight relative to the Barclays Index in sovereign bonds, U.S. Treasuries and mortgage-backed securities. We believe that U.S. Treasuries are likely to lag when the Fed finally begins to raise rates and look to higher quality corporate bonds, commercial mortgage-backed securities and asset-backed securities for better relative performance and for a yield advantage. At the end of the semi-annual period, the Fund maintained a shorter duration than that of the Barclays Index.

How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of September 2015, the Fund had a weighting of approximately 69% in stocks, 24% in fixed income securities and 7% in cash equivalents, unchanged from the start of the semi-annual period. That said, we did seek to take advantage of short-term market swings during the semi-annual period to buy and sell both stocks and bonds. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer models, which monitor certain economic and financial variables of the stock and bond markets, including interest rates and stock market price levels.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity nor fixed income portion of the Fund used derivatives as part of its strategy.
What is your tactical view and strategy for the months ahead?
At the end of the semi-annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we were comfortable with the Fund’s underweighted allocation to fixed income. That said, if stock prices rebound to new highs and/or if long-term interest rates increase significantly, the asset allocation model could become neutral toward stocks, perhaps decreasing the equity weighting in the Fund.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective. Within the fixed income portion of the Fund, we intend to maintain an emphasis on higher quality corporate bonds and select securitized sectors and a lesser exposure to U.S. Treasuries, especially at the long-term end of the yield curve.
Of course, we will continue to carefully monitor economic factors, including job creation, unemployment, Gross Domestic Product and inflation, for their potential impact on the financial markets. Any significant changes in global trends in economic growth, including the relative strength of the U.S. dollar, and geopolitical risks may also lead us to reevaluate the Fund’s positioning. The Fed’s decision as to the timing and magnitude of its first rate increase is probably the key factor to watch in the months ahead.

1
The S&P 500 Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

2
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Fiserv, Inc.	36,600	$3,169,926	1.1%
TJX Companies, Inc. (The)	44,000	3,142,480	1.1%
Toro Co. (The)	44,300	3,124,922	1.1%
Church & Dwight Co., Inc.	36,800	3,087,520	1.1%
O’Reilly Automotive, Inc.	12,100	3,025,000	1.1%
Waste Connections, Inc.	61,750	2,999,815	1.1%
Costco Wholesale Corp.	20,000	2,891,400	1.0%
MasterCard, Inc.	32,000	2,883,840	1.0%
ANSYS, Inc.	32,500	2,864,550	1.0%
Ultimate Software Group, Inc. (The)	16,000	2,864,160	1.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (68.8%)
	CONSUMER DISCRETIONARY (6.2%)
1,600	AutoZone, Inc.*	$1,158,128
13,800	BorgWarner, Inc.	573,942
8,400	Buffalo Wild Wings, Inc.*	1,624,812
9,700	Domino’s Pizza, Inc.	1,046,727
28,000	LKQ Corp.*	794,080
9,000	Luxottica Group S.p.A. ADR	623,520
11,000	NIKE, Inc. Class B	1,352,670
12,100	O’Reilly Automotive, Inc.*	3,025,000
5,500	Pool Corp.	397,650
44,000	TJX Companies, Inc. (The)	3,142,480
3,000	Under Armour, Inc. Class A*	290,340
37,600	VF Corp.	2,564,696
26,000	Wolverine World Wide, Inc.	562,640
		17,156,685
	CONSUMER STAPLES (8.7%)
4,600	Boston Beer Co., Inc. (The) Class A*	968,806
38,000	BRF S.A. ADR	676,020
3,300	British American Tobacco PLC ADR	363,264
2,000	Brown-Forman Corp. Class B	193,800
19,900	Casey’s General Stores, Inc.	2,048,108
36,800	Church & Dwight Co., Inc.	3,087,520
6,900	Coca-Cola Femsa, S.A.B. de C.V. ADR	478,722
20,000	Costco Wholesale Corp.	2,891,400
25,000	CVS Health Corp.	2,412,000
9,400	Edgewell Personal Care Co.	767,040
9,400	Energizer Holdings, Inc.	363,874
48,375	Flowers Foods, Inc.	1,196,797
5,400	Fomento Economico Mexicano S.A.B. de C.V. ADR	481,950
35,600	Hormel Foods Corp.	2,253,836
7,000	Ingredion, Inc.	611,170
5,700	J&J Snack Foods Corp.	647,862
9,400	McCormick & Co., Inc.	772,492
6,400	Nestle SA ADR	481,536
18,000	PepsiCo, Inc.	1,697,400
38,000	Reynolds American, Inc.	1,682,260
		24,075,857
	ENERGY (1.1%)
6,000	Atwood Oceanics, Inc.(1)	88,860
1,600	Core Laboratories N.V.(1)	159,680
20,800	Enbridge, Inc.	772,304
23,000	EQT Corp.	1,489,710
12,000	ONEOK, Inc.	386,400
		2,896,954
	FINANCIALS (5.4%)
10,000	ACE Ltd.	1,034,000
11,200	Affiliated Managers Group, Inc.*	1,915,088
3,700	Alleghany Corp.*	1,732,007
7,400	American Tower Corp. REIT	651,052
11,700	Arch Capital Group Ltd.*	859,599
Shares		Value
	FINANCIALS (5.4%) (continued)
5,600	BOK Financial Corp.(1)	$362,376
3,900	Enstar Group Ltd.*	585,000
2,400	Intercontinental Exchange, Inc.	563,976
5,800	M&T Bank Corp.	707,310
11,400	PRA Group, Inc.*(1)	603,288
9,600	Prosperity Bancshares, Inc.	471,456
18,900	RenaissanceRe Holdings Ltd.	2,009,448
18,800	RLI Corp.	1,006,364
10,100	Signature Bank*	1,389,356
7,400	Torchmark Corp.	417,360
10,000	Wells Fargo & Co.	513,500
		14,821,180
	HEALTH CARE (10.0%)
3,600	Akorn, Inc.*	102,618
11,000	Alexion Pharmaceuticals, Inc.*	1,720,290
1,031	Allergan PLC*	280,236
16,000	Becton, Dickinson & Co.	2,122,560
14,300	C.R. Bard, Inc.	2,664,233
22,200	Cerner Corp.*	1,331,112
8,800	DENTSPLY International, Inc.	445,016
3,900	Envision Healthcare Holdings, Inc.*	143,481
8,800	Express Scripts Holding Co.*	712,448
19,500	Henry Schein, Inc.*	2,588,040
37,200	IDEXX Laboratories, Inc.*	2,762,100
14,400	Illumina, Inc.*	2,531,808
12,900	McKesson Corp.	2,386,887
30,600	Mednax, Inc.*	2,349,774
8,400	Mettler-Toledo International, Inc.*	2,391,816
10,000	Novo Nordisk A/S ADR	542,400
4,600	PAREXEL International Corp.*	284,832
18,300	Thermo Fisher Scientific, Inc.	2,237,724
		27,597,375
	INDUSTRIALS (20.1%)
14,600	Acuity Brands, Inc.	2,563,468
7,600	Advisory Board Co. (The)*	346,104
53,075	AMETEK, Inc.	2,776,884
46,800	Canadian National Railway Co.(1)	2,656,368
9,600	Canadian Pacific Railway Ltd.	1,378,272
24,400	Carlisle Companies, Inc.	2,132,072
39,500	CLARCOR, Inc.	1,883,360
31,400	Danaher Corp.	2,675,594
15,000	Equifax, Inc.	1,457,700
4,800	Esterline Technologies Corp.*	345,072
11,800	Franklin Electric Co., Inc.	321,314
14,000	General Dynamics Corp.	1,931,300
17,000	Healthcare Services Group, Inc.	572,900
19,787	HEICO Corp.	967,189
6,800	IDEX Corp.	484,840
14,200	IHS, Inc. Class A*	1,647,200
3,000	J.B. Hunt Transport Services, Inc.	214,200
14,400	Kansas City Southern	1,308,672
16,700	Kirby Corp.*	1,034,565

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS (68.8%) (continued)
	INDUSTRIALS (20.1%) (continued)
14,200	Lincoln Electric Holdings, Inc.	$744,506
13,000	Middleby Corp. (The)*	1,367,470
6,000	Nordson Corp.	377,640
12,400	Northrop Grumman Corp.	2,057,780
23,000	Republic Services, Inc.	947,600
77,500	Rollins, Inc.	2,082,425
16,900	Roper Technologies, Inc.	2,648,230
15,000	Rush Enterprises, Inc. Class A*	363,000
6,000	Ryanair Holdings PLC ADR	469,800
13,400	Snap-on, Inc.	2,022,596
20,200	Stericycle, Inc.*	2,814,062
30,000	Teledyne Technologies, Inc.*	2,709,000
44,300	Toro Co. (The)	3,124,922
22,200	Union Pacific Corp.	1,962,702
23,600	Wabtec Corp.	2,077,980
61,750	Waste Connections, Inc.	2,999,815
		55,466,602
	INFORMATION TECHNOLOGY (11.3%)
27,400	Accenture PLC Class A	2,692,324
10,400	Alliance Data Systems Corp.*	2,693,392
44,800	Amphenol Corp. Class A	2,283,008
32,500	ANSYS, Inc.*	2,864,550
4,200	Apple, Inc.	463,260
16,000	Automatic Data Processing, Inc.	1,285,760
36,600	Fiserv, Inc.*	3,169,926
12,200	Global Payments, Inc.	1,399,706
15,400	Intuit, Inc.	1,366,750
10,100	j2 Global, Inc.	715,585
2,800	Jack Henry & Associates, Inc.	194,908
32,000	MasterCard, Inc. Class A	2,883,840
10,400	Open Text Corp.	465,400
31,000	Salesforce.com, Inc.*	2,152,330
9,800	Trimble Navigation Ltd.*	160,916
15,800	Tyler Technologies, Inc.*	2,359,098
16,000	Ultimate Software Group, Inc. (The)*	2,864,160
14,800	WEX, Inc.*	1,285,232
		31,300,145
	MATERIALS (5.1%)
12,100	Airgas, Inc.	1,080,893
7,000	AptarGroup, Inc.	461,720
18,200	Ball Corp.	1,132,040
23,000	Crown Holdings, Inc.*	1,052,250
25,000	Ecolab, Inc.	2,743,000
22,000	FMC Corp.	746,020
15,000	Packaging Corp. of America	902,400
11,400	Praxair, Inc.	1,161,204
8,400	Sigma-Aldrich Corp.	1,166,928
35,800	Silgan Holdings, Inc.	1,863,032
25,000	Valspar Corp. (The)(1)	1,797,000
		14,106,487
Shares		Value
	TELECOMMUNICATION SERVICES (0.7%)
18,400	SBA Communications Corp. Class A*	$1,927,216
	UTILITIES (0.2%)
7,800	Cleco Corp.	415,272
4,000	ITC Holdings Corp.	133,360
		548,632
TOTAL COMMON STOCKS (Cost $142,316,058) (68.8%)		189,897,133
Principal Amount		Value
ASSET-BACKED SECURITIES (1.0%)
$100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, 9/20/19(2)	100,369
350,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.46%, 7/20/20(2)	355,130
201,000	Capital Auto Receivables Asset Trust, Series 2013-4, Class A3, 1.09%, 3/20/18	200,857
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	151,193
100,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(2)	100,220
350,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	365,739
151,000	Ford Credit Auto Lease Trust, Series 2014-A, Class A4, 0.90%, 6/15/17	151,080
250,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	250,190
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	253,726
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	101,621
200,000	Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20(1)	200,095
400,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	404,625
100,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	104,667
TOTAL ASSET-BACKED SECURITIES (Cost $2,731,653) (1.0%)		2,739,512
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%)
168,047	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.95%, 5/10/45(3)	169,650
149,867	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	153,873
211,439	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	219,483
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	253,302
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.68%, 8/25/45(2)(3)	208,639
95,820	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.20%, 12/25/45(2)(3)	98,438
250,000	GNMA, Series 2013-12, Class B, 2.22%, 11/16/52(3)	244,645

See Notes to Financial Statements.

September 30, 2015

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%) (continued)
$189,703	GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38(3)	$189,710
150,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	157,444
113,271	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	120,420
349,080	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	358,233
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	155,612
404,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	419,279
135,715	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.24%, 4/25/45(3)	136,279
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	399,959
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,358,169) (1.2%)		3,284,966
CORPORATE BONDS & NOTES (9.3%)
	BASIC MATERIALS (0.3%)
200,000	ArcelorMittal, Senior Unsecured Notes, 5.25%, 2/25/17(1)	198,000
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	200,930
150,000	Mosaic Co. (The), Senior Unsecured Notes, 4.25%, 11/15/23	152,104
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19(1)	153,375
		704,409
	COMMUNICATIONS (0.9%)
100,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	98,952
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	147,231
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	189,830
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 4.60%, 2/15/21	267,365
250,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24(1)	250,861
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	225,302
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24(1)	255,000
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20(1)	197,979
150,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	152,438
200,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	221,157
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	254,173
Principal Amount		Value
	COMMUNICATIONS (0.9%) (continued)
$87,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	$88,195
		2,348,483
	CONSUMER, CYCLICAL (1.1%)
250,000	American Honda Finance Corp., Senior Unsecured Notes, 2.13%, 2/28/17(2)	253,984
200,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19(1)	229,698
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	151,125
200,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	198,661
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	250,280
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18	248,078
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	99,146
150,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 6.50%, 3/1/21(1)	157,125
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	166,875
150,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	154,963
100,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	100,009
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	151,926
200,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	214,106
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22(1)	156,750
100,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	108,750
200,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 7.38%, 11/15/15(1)	201,388
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23(1)	243,203
		3,086,067
	CONSUMER, NON-CYCLICAL (1.3%)
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	145,536
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	200,369
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	145,889
150,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	151,907
100,000	Amgen, Inc., Senior Unsecured Notes, 3.88%, 11/15/21(1)	105,372
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	152,596
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	248,125
250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	255,155

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (9.3%) (continued)
	CONSUMER, NON-CYCLICAL (1.3%) (continued)
$150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	$151,076
250,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	247,500
100,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45(1)(2)	96,085
100,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	100,215
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	369,619
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	101,000
250,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	248,243
150,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	152,433
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	97,099
100,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	107,250
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	202,104
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21(1)	167,494
50,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	51,276
50,000	Valeant Pharmaceuticals International, Inc., Guaranteed Notes, 5.38%, 3/15/20(2)	48,594
150,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(1)(2)	151,211
		3,696,148
	ENERGY (0.4%)
250,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	269,782
100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	91,709
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	88,101
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19(1)	147,572
100,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	88,530
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	100,681
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22(1)	209,563
100,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	103,366
50,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	54,923
		1,154,227
	FINANCIAL (4.3%)
100,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	99,249
100,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	101,863
Principal Amount		Value
	FINANCIAL (4.3%) (continued)
$200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	$203,750
250,000	American Express Co., Senior Unsecured Notes, 0.92%, 5/22/18(3)	249,677
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	249,832
250,000	AvalonBay Communities, Inc. MTN, Senior Unsecured Notes, 3.45%, 6/1/25	246,414
250,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	261,562
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	205,861
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	218,221
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	308,025
250,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	280,075
200,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18(1)	203,552
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	198,620
100,000	CIT Group, Inc., Senior Unsecured Notes, 4.25%, 8/15/17	101,250
150,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	156,076
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	251,676
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	251,079
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(2)	252,055
250,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	249,310
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	217,743
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	246,040
150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	154,140
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	201,648
100,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	100,860
500,000	General Electric Capital Corp. MTN, Guaranteed Notes, 3.35%, 10/17/16	513,554
275,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16(1)	287,534
125,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	149,115
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	177,140
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	100,137
150,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	162,879

See Notes to Financial Statements.

September 30, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (9.3%) (continued)
	FINANCIAL (4.3%) (continued)
$150,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22(1)	$157,552
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	274,975
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.15%, 7/5/16	508,465
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	199,209
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	256,562
250,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	247,274
50,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(1)(2)	52,314
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	532,713
200,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	203,148
250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	250,666
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	146,723
250,000	ProLogis L.P., Guaranteed Notes, 3.35%, 2/1/21	253,415
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	249,802
150,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	149,631
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	147,275
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	249,928
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,189
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	101,023
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20	149,811
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	254,025
150,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17	163,115
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23(1)	248,829
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	176,642
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	119,739
255,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	291,314
		11,934,276
	INDUSTRIAL (0.4%)
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25(1)	147,843
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20(1)	263,974
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, 3/15/43	96,923
Principal Amount		Value
	INDUSTRIAL (0.4%) (continued)
$100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45(1)	$93,169
234,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16(1)	242,780
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	247,905
100,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	100,271
		1,192,865
	TECHNOLOGY (0.2%)
100,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	100,482
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	101,902
250,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	236,069
150,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25	143,994
		582,447
	UTILITIES (0.4%)
100,000	Consumers Energy Co., 3.13%, 8/31/24	101,105
150,000	Dominion Resources, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	153,327
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	218,581
250,000	Florida Power & Light Co., 4.95%, 6/1/35	276,627
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	102,836
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	249,231
		1,101,707
TOTAL CORPORATE BONDS & NOTES (Cost $25,979,600) (9.3%)		25,800,629
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20(1)	275,000
150,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24(1)	158,625
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $418,098) (0.2%)		433,625
LONG-TERM MUNICIPAL SECURITIES (0.6%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	189,161
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	131,544
200,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	206,172
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	203,630
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	98,076

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.6%) (continued)
$330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	$332,514
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	165,346
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	112,635
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	248,422
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,673,262) (0.6%)		1,687,500
SHORT-TERM MUNICIPAL SECURITIES (0.1%)
50,000	City of Huntsville, Build America Bonds, General Obligation Unlimited, Series. B, 2.41%, 9/1/16	50,520
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	253,975
TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $304,748) (0.1%)		304,495
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.4%)
500,000	FHLB, 2.88%, 9/11/20	531,269
500,000	FHLMC, 1.00%, 7/28/17	503,382
500,000	FHLMC, 0.75%, 1/12/18	499,581
500,000	FHLMC, 1.75%, 5/30/19	510,157
223,476	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	224,463
359,510	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	383,850
67,417	FHLMC Gold PC Pool #C03516, 4.00%, 9/1/40	71,998
349,966	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	372,915
467,355	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	507,196
74,851	FHLMC Gold PC Pool #G06927, 5.00%, 2/1/37	82,512
25,873	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	27,037
49,632	FHLMC Gold PC Pool #J03316, 5.00%, 9/1/21	51,603
376,262	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	397,885
237,859	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	253,752
366,928	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	391,499
177,281	FHLMC Gold PC Pool #Q23433, 4.00%, 12/1/43	188,906
500,000	FNMA, 0.38%, 12/21/15	500,268
197,421	FNMA, 4.50%, 4/1/40	214,664
40,165	FNMA, 4.50%, 7/1/40	43,665
162,786	FNMA Pool #745275, 5.00%, 2/1/36	179,411
158,252	FNMA Pool #890585, 5.00%, 3/1/39	174,373
9,142	FNMA Pool #910242, 5.00%, 3/1/37	10,062
18,755	FNMA Pool #975116, 5.00%, 5/1/38	20,636
952	FNMA Pool #976734, 5.00%, 3/1/38	1,048
324,684	FNMA Pool #995245, 5.00%, 1/1/39	357,259
194,278	FNMA Pool #AA7720, 4.00%, 8/1/39	207,369
437,041	FNMA Pool #AB1259, 5.00%, 7/1/40	481,764
324,134	FNMA Pool #AB1796, 3.50%, 11/1/40	338,961
188,048	FNMA Pool #AB3218, 3.50%, 7/1/31	198,707
229,510	FNMA Pool #AB5024, 3.00%, 4/1/42	233,629
319,194	FNMA Pool #AB6286, 2.50%, 9/1/27	328,428
398,692	FNMA Pool #AB8144, 5.00%, 4/1/37	439,587
209,418	FNMA Pool #AC8908, 4.50%, 1/1/40	227,684
Principal Amount		Value
$116,247	FNMA Pool #AH3226, 5.00%, 2/1/41	$128,352
70,282	FNMA Pool #AH6186, 4.00%, 2/1/41	75,105
163,568	FNMA Pool #AH7205, 4.50%, 3/1/41	177,707
172,079	FNMA Pool #AH8932, 4.50%, 4/1/41	187,015
183,275	FNMA Pool #AI1019, 4.50%, 5/1/41	199,333
275,768	FNMA Pool #AJ6932, 3.00%, 11/1/26	288,459
491,726	FNMA Pool #AJ9278, 3.50%, 12/1/41	514,191
133,726	FNMA Pool #AQ0287, 3.00%, 10/1/42	136,096
395,895	FNMA Pool #AQ3960, 3.00%, 8/1/28	412,629
350,321	FNMA Pool #AR0930, 2.50%, 1/1/28	357,502
159,825	FNMA Pool #AS0865, 2.50%, 10/1/28	164,447
370,386	FNMA Pool #AS1529, 3.00%, 1/1/29	386,489
248,902	FNMA Pool #AS5696, 3.50%, 8/1/45	259,898
449,427	FNMA Pool #AU7025, 3.00%, 11/1/43	456,752
132,325	FNMA Pool #AU7431, 4.50%, 11/1/43	143,613
214,227	FNMA Pool #AU8070, 3.50%, 9/1/43	223,938
183,448	FNMA Pool #AW5055, 3.50%, 7/1/44	191,923
246,426	FNMA Pool #AW9239, 4.50%, 8/1/44	267,739
140,626	FNMA Pool #AX1138, 3.50%, 9/1/44	146,833
118,630	FNMA Pool #AY2728, 2.50%, 2/1/30	121,062
198,903	FNMA Pool #AZ0176, 3.00%, 6/1/45	201,781
328,398	FNMA Pool #MA0073, 4.50%, 5/1/29	355,791
247,600	FNMA Pool #MA2304, 4.00%, 6/1/45	264,594
198,860	FNMA Pool #MA3894, 4.00%, 9/1/31	214,344
250,000	FNMA Pool TBA, 3.00%, 10/1/45	253,359
224,456	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	225,229
181,134	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	180,186
284,532	GNMA II Pool #MA1090, 3.50%, 6/20/43	298,949
169,081	GNMA II Pool #MA1448, 3.50%, 11/20/43	177,571
200,185	GNMA II Pool #MA1520, 3.00%, 12/20/43	205,396
140,133	GNMA II Pool #MA1922, 5.00%, 5/20/44	153,946
173,917	GNMA II Pool #MA2074, 4.00%, 7/20/44	185,645
343,279	GNMA II Pool #MA2149, 4.00%, 8/20/44	366,428
74,315	GNMA II Pool #MA2304, 4.00%, 10/20/44	79,227
568,630	GNMA II Pool #MA2445, 3.50%, 12/20/44	596,736
171,565	GNMA Pool #650494, 5.50%, 1/15/36	193,521
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $17,513,704) (6.4%)		17,747,306
U.S. TREASURY OBLIGATIONS (5.0%)
	U.S. TREASURY NOTES & BONDS (5.0%)
300,000	U.S. Treasury Bonds, 5.25%, 11/15/28	401,484
350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	485,744
550,000	U.S. Treasury Bonds, 4.63%, 2/15/40	730,884
100,000	U.S. Treasury Bonds, 4.38%, 5/15/40	128,341
200,000	U.S. Treasury Bonds, 3.75%, 8/15/41	234,750
100,000	U.S. Treasury Bonds, 2.88%, 5/15/43	99,680
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	287,735
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	114,997
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	109,753
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	313,984
350,000	U.S. Treasury Bonds, 3.00%, 11/15/44	357,410

See Notes to Financial Statements.

September 30, 2015

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (5.0%) (continued)
	U.S. TREASURY NOTES & BONDS (5.0%) (continued)
$500,000	U.S. Treasury Notes, 0.25%, 10/31/15	$500,019
100,000	U.S. Treasury Notes, 1.75%, 5/31/16	100,999
750,000	U.S. Treasury Notes, 1.50%, 6/30/16	756,787
250,000	U.S. Treasury Notes, 0.50%, 8/31/16	250,277
300,000	U.S. Treasury Notes, 1.00%, 9/30/16	301,816
300,000	U.S. Treasury Notes, 0.38%, 10/31/16	299,934
350,000	U.S. Treasury Notes, 0.50%, 11/30/16	350,255
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	251,035
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	204,906
350,000	U.S. Treasury Notes, 0.63%, 11/30/17	349,362
1,450,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,468,767
600,000	U.S. Treasury Notes, 1.38%, 12/31/18	606,781
550,000	U.S. Treasury Notes, 1.00%, 9/30/19	545,603
350,000	U.S. Treasury Notes, 1.38%, 1/31/20	351,422
500,000	U.S. Treasury Notes, 1.13%, 3/31/20	496,028
100,000	U.S. Treasury Notes, 1.38%, 3/31/20	100,302
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	198,245
300,000	U.S. Treasury Notes, 1.38%, 4/30/20	300,797
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	154,414
200,000	U.S. Treasury Notes, 2.25%, 4/30/21	207,568
200,000	U.S. Treasury Notes, 2.25%, 7/31/21	207,406
450,000	U.S. Treasury Notes, 2.00%, 10/31/21	459,340
450,000	U.S. Treasury Notes, 2.00%, 2/15/22	459,041
150,000	U.S. Treasury Notes, 1.75%, 3/31/22	150,371
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	49,577
250,000	U.S. Treasury Notes, 2.50%, 8/15/23	261,309
100,000	U.S. Treasury Notes, 2.75%, 2/15/24	106,281
500,000	U.S. Treasury Notes, 2.38%, 8/15/24	514,974
70,000	U.S. Treasury Notes, 2.25%, 11/15/24	71,309
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	99,609
250,000	U.S. Treasury Notes, 2.13%, 5/15/25	251,504
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,537,758) (5.0%)		13,690,800
Shares		Value
SHORT-TERM INVESTMENTS (10.3%)
	MONEY MARKET FUNDS (10.3%)
21,068,981	State Street Institutional Liquid Reserves Fund	$21,068,981
7,427,011	State Street Navigator Securities Lending Prime Portfolio(4)	7,427,011
TOTAL SHORT-TERM INVESTMENTS (Cost $28,495,992) (10.3%)		28,495,992
TOTAL INVESTMENT SECURITIES (102.9%) (Cost $236,329,042)		$284,081,958
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.9%)		(8,079,531)
NET ASSETS (100%)		$276,002,427
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($276,002,427 ÷ 9,967,085 shares outstanding)		$27.69
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2015, the market value of the securities on loan was $7,300,586.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $7,300,586 were out on loan in exchange for $7,427,011 of cash collateral as of September 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1i in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

TBA
To Be Announced.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2015 (See Note 1B):
Investments In Securities	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$189,897,133	$—	$—	$189,897,133
Asset-Backed Securities	—	2,739,512	—	2,739,512
Commercial Mortgage-Backed Securities	—	3,284,966	—	3,284,966
Corporate Bonds & Notes*	—	25,800,629	—	25,800,629
Foreign Government Obligations	—	433,625	—	433,625
Long-Term Municipal Securities	—	1,687,500	—	1,687,500
Short-Term Municipal Securities	—	304,495	—	304,495
U.S. Government Agency Obligations	—	17,747,306	—	17,747,306
U.S. Treasury Obligations	—	13,690,800	—	13,690,800
Short-Term Investments	28,495,992	—	—	28,495,992
Total Investments in Securities	$218,393,125	$65,688,833	$—	$284,081,958
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at September 30, 2015 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$342,292,684	$284,081,958
Interest and dividends receivable	281,363	547,196
Receivable for capital shares sold	167,649	931,867
Prepaid expenses	9,859	12,898
Receivable for securities lending income	6,626	1,780
Prepaid directors’ fees and expenses	2,040	4,002
Total Assets	342,760,221	285,579,701
Liabilities:
Payable upon return of securities on loan (Note 1i)	17,720,335	7,427,011
Payable for capital shares redeemed	267,779	69,565
Payable for securities purchased	113,586	1,764,537
Accrued expenses:
Advisory fee	206,778	146,938
Service and distribution plan fees	68,385	56,062
Other	187,004	113,161
Total Liabilities	18,563,867	9,577,274
Net Assets	$324,196,354	$276,002,427
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 respectively, shares)	$7,033	$9,967
Additional paid-in capital	164,763,175	219,639,673
Undistributed/(distributions in excess of) net investment income	(687,864)	459,206
Accumulated net realized gain on investments and foreign currency	48,515,984	8,140,786
Net unrealized appreciation of:
Investments and foreign currency translations	111,598,026	47,752,795
Net Assets	$324,196,354	$276,002,427
Shares Outstanding	7,032,683	9,967,085
Net Asset Value, Offering and Redemption Price per Outstanding Share	$46.10	$27.69
* Includes securities on loan of	$17,345,070	$7,300,586
Cost of investments	$230,694,658	$236,329,042
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended September 30, 2015 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $12,806, respectively)	$1,607,454	$916,801
Interest	5,775	796,526
Securities lending income	45,389	10,353
Total Income	1,658,618	1,723,680
Expenses:
Advisory fee	1,321,004	898,106
Service and distribution plan fees	440,335	345,426
Auditing and legal fees	93,060	66,815
Sub-transfer agent fees	82,754	56,108
Transfer agent fees	54,712	46,440
Custodian fees	48,879	59,462
Directors’ fees and expenses	41,690	31,024
Printing and postage	33,398	27,063
Insurance	17,822	13,462
Registration and filing fees	17,787	18,374
Other	20,108	15,371
Total Expenses Before Fees Waived (see Note 5)	2,171,549	1,577,651
Less: Service and Distribution Plan Fees Waived	—	(92,206)
Net Expenses	2,171,549	1,485,445
Net Investment Income/(Loss)	(512,931)	238,235
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	17,419,160	4,281,973
Foreign currency translations	—	(521)
	17,419,160	4,281,452
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(41,016,131)	(16,060,108)
Foreign currency transactions	—	(21)
	(41,016,131)	(16,060,129)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(23,596,971)	(11,778,677)
Net Decrease in Net Assets from Operations	$(24,109,902)	$(11,540,442)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2015 (unaudited)
and for the Year Ended March 31, 2015

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2015	Year Ended March 31, 2015
Operations:
Net investment loss	$(512,931)	$(152,948)
Net realized gain on investments	17,419,160	44,845,011
Change in net unrealized appreciation/(depreciation) on investments	(41,016,131)	(8,139,691)
Net increase/(decrease) in net assets from operations	(24,109,902)	36,552,372
Distributions to Shareholders from:
Net realized gain from investment transactions	—	(21,466,698)
Share Transactions:
Proceeds from sale of shares	12,358,334	20,126,655
Proceeds from reinvestment of distributions to shareholders	—	21,101,433
Cost of shares redeemed	(28,379,110)	(49,675,226)
Net decrease in net assets from capital share transactions	(16,020,776)	(8,447,138)
Total increase/(decrease) in net assets	(40,130,678)	6,638,536
Net Assets:
Beginning of period	364,327,032	357,688,496
End of period	$324,196,354	$364,327,032
Distributions in excess of net investment income included in net assets, at end of period	$(687,864)	$(174,933)
Capital Share Transactions:
Shares sold	253,350	421,125
Shares issued to shareholders in reinvestment of distributions	—	450,789
Shares redeemed	(580,604)	(1,045,041)
Net decrease	(327,254)	(173,127)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2015 (unaudited)
and for the Year Ended March 31, 2015

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2015	Year Ended March 31, 2015
Operations:
Net investment income	$238,235	$924,657
Net realized gain on investments and foreign currency	4,281,452	6,257,503
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(16,060,129)	12,912,209
Net increase/(decrease) in net assets from operations	(11,540,442)	20,094,369
Distributions to Shareholders from:
Net investment income	—	(910,204)
Net realized gain from investment transactions	—	(4,366,496)
Total distributions	—	(5,276,700)
Share Transactions:
Proceeds from sale of shares	54,339,990	64,762,062
Proceeds from reinvestment of dividends and distributions to shareholders	—	5,054,003
Cost of shares redeemed	(37,841,688)	(51,220,341)
Net increase in net assets from capital share transactions	16,498,302	18,595,724
Total increase in net assets	4,957,860	33,413,393
Net Assets:
Beginning of period	271,044,567	237,631,174
End of period	$276,002,427	$271,044,567
Undistributed net investment income included in net assets, at end of period	$459,206	$220,971
Capital Share Transactions:
Shares sold	1,896,540	2,315,371
Shares issued to shareholders in reinvestment of dividends and distributions	—	178,966
Shares redeemed	(1,314,779)	(1,840,949)
Net increase	581,761	653,388
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2015 (unaudited)	Years Ended March 31,
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$49.50	$47.48	$42.34	$37.27	$34.29	$27.37
Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)	(0.02)	(0.07)	0.02	(0.14)	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	(3.33)	5.05	9.44	6.66	3.12	7.06
Total from investment operations	(3.40)	5.03	9.37	6.68	2.98	6.92
Less distributions:
Dividends from net investment income	—	—	—	(0.04)	—	—
Distributions from net realized gains	—	(3.01)	(4.23)	(1.57)	—	—
Total distributions	—	(3.01)	(4.23)	(1.61)	—	—
Net asset value, end of period	$46.10	$49.50	$47.48	$42.34	$37.27	$34.29
Total return	(6.87)%(1)	10.96%	22.21%	18.51%	8.69%	25.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$324,196	$364,327	$357,688	$308,754	$296,839	$321,812
Ratio of gross expenses to average net assets(2)	1.23%(3)	1.27%	1.26%	1.28%	1.25%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.29)%(3)	(0.04)%	(0.16)%	0.06%	(0.39)%	(0.38)%
Portfolio turnover rate	7%(1)	17%	15%	10%	24%	4%
(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2015 (unaudited)	Years Ended March 31,
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.88	$27.21	$24.68	$22.64	$21.38	$17.95
Income/(loss) from investment operations:
Net investment income	0.02	0.10	0.08	0.10	0.06	0.08
Net gains/(losses) on securities (both realized and unrealized)	(1.21)	2.17	3.17	2.57	1.88	3.44
Total from investment operations	(1.19)	2.27	3.25	2.67	1.94	3.52
Less distributions:
Dividends from net investment income	—	(0.10)	(0.06)	(0.10)	(0.13)	(0.09)
Distributions from net realized gains	—	(0.50)	(0.66)	(0.53)	(0.55)	—
Total distributions	—	(0.60)	(0.72)	(0.63)	(0.68)	(0.09)
Net asset value, end of period	$27.69	$28.88	$27.21	$24.68	$22.64	$21.38
Total return	(4.12)%(1)	8.39%	13.22%	12.05%	9.38%	19.65%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$276,002	$271,045	$237,631	$159,281	$76,814	$63,153
Ratio of gross expenses to average net assets	1.14%(2)	1.19%	1.19%	1.25%(3)	1.34%(3)	1.26%(3)
Ratio of net expenses to average net assets(4)	1.08%(2)	1.09%	1.09%	1.15%	1.24%	1.16%
Ratio of net investment income to average net assets	0.17%(2)	0.37%	0.35%	0.48%	0.28%	0.39%
Portfolio turnover rate	10%(1)	24%	29%	40%	53%	34%
(1)
Not annualized.

(2)
Annualized.

(3)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

Notes to Financial Statements (continued)

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended September 30, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended September 30, 2015, there were no Level 3 investments for each fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2015, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

September 30, 2015

The dividends and distributions were as follows:
	Six Months Ended September 30, 2015 (unaudited)	Year Ended March 31, 2015
Value Line Small Cap Opportunities Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.0000
Distributions per share from net realized gains	$0.0000	$3.0128
Value Line Asset Allocation Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.1034
Distributions per share from net realized gains	$0.0000	$0.4960
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(H) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities

Notes to Financial Statements (continued)

fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of September 30, 2015, the Funds were not invested in joint repurchase agreements.
As of September 30, 2015, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Small Cap Opportunities Fund, Inc.	$17,345,070	$17,720,335	$17,744,817
Value Line Asset Allocation Fund, Inc.	7,300,586	7,427,011	7,459,053
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended September 30, 2015.
	Remaining Contractual Maturity of the Agreements As of September 30, 2015
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,720,335	$—	$—	$—	$17,720,335
Total Borrowings	$17,720,335	$—	$—	$—	$17,720,335
Gross amount of recognized liabilities for securities lending transactions					$17,720,335

September 30, 2015

	Remaining Contractual Maturity of the Agreements As of September 30, 2015
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Asset-Backed Securities	$205,006	$—	$—	$—	$205,006
Common Stocks	3,338,562	—	—	—	3,338,562
Corporate Bonds & Notes	3,439,267	—	—	—	3,439,267
Foreign Government Obligations	444,176	—	—	—	444,176
Total	$7,427,011	$—	$—	$—	$7,427,011
Total Borrowings	$7,427,011	$—	$—	$—	$7,427,011
Gross amount of recognized liabilities for securities lending transactions					$7,427,011
(J) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$24,377,517	$34,459,095	$—	$—
Value Line Asset Allocation Fund, Inc.	39,821,341	23,672,791	2,905,030	1,127,691
4.   Income Taxes
At September 30, 2015, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$230,694,658	$121,667,780	$(10,069,754)	$111,598,026
Value Line Asset Allocation Fund, Inc.	236,329,042	51,615,868	(3,862,952)	47,752,916

Notes to Financial Statements (continued)

5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Advisory fees of  $1,321,004 and $898,106 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Adviser for the period ended September 30, 2015. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly for the Value Line Small Cap Opportunities Fund, Inc. and was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly for the Value Line Asset Allocation Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the six months ended September 30, 2015, fees amounting to $440,335 and $345,426 before fee waivers for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to waive 0.10% of the Value Line Asset Allocation Fund, Inc.’s 12b-1 fees. For the six months ended September 30, 2015, the fees waived amounted to $92,206 for the Value Line Asset Allocation Fund, Inc. The Distributor has no right to recoup previously waived amounts. Effective August 1, 2015 the Distributor is no longer waiving 0.10% of the Value Line Asset Allocation Fund, Inc.’s 12b-1 fees.
Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the period ended September 30, 2015, fees amounting to $82,754 and $56,108 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid under the sub TA plan.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At September 30, 2015, the officers and directors of the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. as a group owned less than 1% of the outstanding shares of each Fund.
6.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 through September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/15	Ending account value 9/30/15	Expenses paid during the period 4/1/15 thru 9/30/15*
Actual
Value Line Small Cap Opportunities Fund, Inc.	$1,000.00	$931.30	$5.94
Value Line Asset Allocation Fund, Inc.	1,000.00	958.80	5.29
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc.	1,000.00	1,018.85	6.21
Value Line Asset Allocation Fund, Inc.	1,000.00	1,019.60	5.45
*
Expenses are equal to the Funds’ annualized expense ratio of 1.23% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENTS
FOR VALUE LINE ASSET ALLOCATION FUND, INC. AND
VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Asset Allocation Fund, Inc. within its Aggressive Allocation category and Value Line Small Cap Opportunities Fund, Inc. within its Mid-Cap Growth category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value Line Asset Allocation Fund, Inc. consisting of 14 other with similar investment style, expense structure and asset size as the Fund and the Peer Group for the Value Line Small Cap Opportunities Fund, Inc. consisting of 13 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Asset Allocation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians but not the benchmark index for the one-year period ended March 31, 2015. The Board also noted that the Fund’s performance for the three-year, five-year and ten-year periods ended March 31, 2015 was above the performance of the Peer Group and Category medians and the benchmark index.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2015. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved before a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Management Fee.   The Board considered the Adviser’s management fee rate under each Fund’s Agreement relative to the management fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s management fee rate was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Peer Group and Category medians.
Value Line Small Cap Opportunities Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group median and less than that of Category median before giving effect to fee waivers applicable to certain funds in the Peer Group and Category.(1) The Board noted that the Distributor proposed not to extend beyond July 31, 2015 the contractual waiver of a portion of its Rule 12b-1 fee, which had previously reduced the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets. Accordingly, the Board considered how, in the absence of this waiver, the Fund’s expense ratio would have compared to those of its Peer Group and Category medians after deduction of waivers applicable to funds in the Peer Group and Category (but not the waiver applicable to the Fund). The Board noted that, for the most recent year for which audited financial data is available, the expense ratios of the Peer Group and Category medians after giving effect to waivers applicable to certain funds therein would have been higher than the expense ratio of the Fund in the absence of its Rule 12b-1 fee waiver. However, the Board also considered the reduction in the Fund’s expense ratio over the preceding three years and the fact that the Distributor continued to spend substantially more than it received in Rule 12b-1 fees on marketing of the Fund.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.(2)

(1)
The expenses used in the comparison were provided by the Adviser, since the audited financial data for the Fund’s fiscal year ended March 31, 2015 was not available.

(2)
The expenses used in the comparison were provided by the Adviser, since the audited financial data for the Fund’s fiscal year ended March 31, 2015 was not available.

Semi-Annual Report (continued)

Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Asset Allocation Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Small Cap Opportunities Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a management fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

  *
Formerly known as The Value Line Fund, Inc.

 **
Formerly known as Value Line Larger Companies Fund, Inc.

***
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants
Not Applicable.
Item 6. Investments
Not Applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10 Submission of Matters to a Vote of Security Holders
Not Applicable
Item 11 Controls and Procedures.
(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.
(a)
Not applicable

(b)
(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
By	/s/ Mitchell E. Appel
Mitchell E. Appel, President
Date:	December 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer
By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer
Date:	December 9, 2015